                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): JUNE 22, 2004


                            PER-SE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


                     DELAWARE                         000-19480                    58-1651222
(State or other jurisdiction of incorporation)  (Commission File No.)   (IRS Employer Identification No.)




2840 MT. WILKINSON PARKWAY, ATLANTA, GEORGIA                                           30339
   (Address of principal executive offices)                                          (Zip Code)



                                 (770) 444-5300
              (Registrant's telephone number, including area code)

ITEM 9.  REGULATION FD DISCLOSURE.

         On June 22, 2004, Per-Se Technologies, Inc. announced its intention to offer, subject to market and other conditions, $100 million principal amount of convertible subordinated debentures due 2024 (the "Debentures"). Attached hereto as Exhibit 99.1, and incorporated herein by reference, is certain information that will be contained in the offering memorandum for that offering. This current report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Debentures or any other securities.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    June 22, 2004


                                                PER-SE TECHNOLOGIES, INC.



                                                By: /s/ CHRIS E. PERKINS
                                                    ----------------------------
                                                    Chris E. Perkins
                                                    Executive Vice President
                                                    and Chief Financial Officer

                                  EXHIBIT INDEX

            EXHIBIT
              NO.                                   DESCRIPTION
              ---                                   -----------

             99.1       Additional information regarding the Registrant.